Exhibit 10.6

                                    GUARANTY

      THIS GUARANTY ("Guaranty") is made and delivered as of May 31, 2005, by VOIP, INC. a Texas corporation ("VoIP"), EGLOBALPHONE, INC. a Florida corporation ("eGlobalphone"), VOIP SOLUTIONS, INC., a Florida corporation ("Solutions"), DTNET TECHNOLOGIES, a Florida corporation ("DTNet"), and VOIP AMERICAS, INC. a Florida corporation ("Americas") (VoIP, eGlobalphone, Solutions, DTNet and Americas are each herein referred to as a "Guarantor" and collectively as the "Guarantors"), to and in favor of CEDAR BOULEVARD LEASE FUNDING, LLC, a Delaware limited liability company ("Lender").

                                    RECITALS

      A. Pursuant to that certain Subordinated Loan and Security Agreement dated as of June 1, 2004, as amended by that certain First Amendment to Subordinated Loan and Security Agreement dated as of July 22, 2004, and that certain Second Amendment to Subordinated Loan and Security Agreement dated as of August 27, 2004 (collectively, along with all exhibits, schedules and annexes thereto, all further amendments, restatements, modifications and supplements to any of the foregoing, and all other documents and agreements entered into in connection therewith, the "Agreement"), by and among Lender and Caerus, Inc. ("Caerus"), Volo Communications, Inc. ("Volo"), Caerus Networks, Inc. ("CNI"), Caerus Billing, Inc. ("CBI") and the Volo Subsidiaries (as defined in the Agreement) (Caerus, Volo, CNI, CBI and the Volo Subsidiaries are each referred to as a "Borrower" and collectively as the "Borrowers"), Lender has made certain loans to and other financial accommodations in favor of Borrowers (the "Loans").

      B. Borrowers and Guarantors are all wholly-owned subsidiaries of VoIP that will engage in business with one another, serve each other's customers and operate as one business; therefore, Guarantors will derive direct and indirect economic benefits from the Loans.

      C. The Loan Agreement requires and Guarantors have agreed to guarantee payment and performance of Borrowers' obligations under the Loan Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Guaranty of Obligations. Each Guarantor hereby fully, unconditionally, jointly and severally guarantees to Lender the due and punctual payment, performance, and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of Borrowers' payment and performance obligations to Lender under or in connection with the Loan Agreement (the "Guaranteed Obligations"). Each Guarantor acknowledges it has had an opportunity to review the Loan Agreement. Each Guarantor further agrees to indemnify and hold Lender, its successors and assigns, harmless from and against any and all reasonable attorneys' and other reasonable professionals' fees and costs in connection with or related to the collection upon or enforcement of this Guaranty.

      2. Absolute Continuing Guaranty. This is a continuing, absolute, irrevocable and unconditional guaranty of performance and payment and not of collection. Each Guarantor gives the following waivers to the extent permitted by applicable law. Each Guarantor (i) specifically waives any right to subrogation, reimbursement, recoupment, setoff or counterclaim, unless and until the full and final payment in cash of all Guaranteed Obligations and obligations hereunder; (ii) specifically waives any defense for changes in applicable law or any other circumstances that might constitute a legal or equitable defense or discharge of a guarantor or surety; (iii) waives notice of acceptance hereof and of defaults hereunder or under the Loan Agreement; (iv) waives any right to require Lender to first proceed against any Borrower, or against any collateral or other property that is the subject of the Loan Agreement, or against any collateral or security which may be held for this Guaranty; (v) waives notice of acceptance of this Guaranty and of defaults under this Guaranty and the Loan Agreement; (vi) waives notice of the extension of credit, of the amount of indebtedness (subject, however, to such Guarantor's right to make inquiry of Lender at any reasonable time to ascertain the amount of indebtedness), of adverse change, of presentment for payment, demand, protest, and all other notices and demands to which such Guarantor might otherwise be entitled; (vii) waives any rights (statutory or otherwise) to require Lender to institute suit against any Borrower or to exhaust Lender's rights and remedies against any Borrower, and such Guarantor acknowledges and agrees that it is bound to pay any and all Guaranteed Obligations, whether now existing or hereafter accruing, in full as if such obligations were directly owing to Lender by any Guarantor; and
(viii) agrees that its liabilities under this Guaranty shall not be exonerated, affected, or decreased based on (and such Guarantor waives any defenses based on) principles of suretyship, including, but not limited to: (A) any amendment, extension, renewal, waiver, or modification of the Loan Agreement; (B) any rejection, breach, disaffirmance, discharge, assignment or transfer of any Borrowers' obligations under the Loan Agreement, including any such action as may occur in a bankruptcy, reorganization, liquidation, workout or restructuring; (C) that some or all of the obligations under the Loan Agreement may be accelerated upon any nonpayment thereof by any Borrower; (D) any alteration, suspension, or impairment of any Borrowers' obligations or of Lender's rights or remedies against any Borrower or any collateral or other property that is the subject of the Loan Agreement; (E) the release, termination or failure to perfect Lender's interest in any collateral or other property that is the subject of the Loan Agreement; (F) any action or inaction by Lender that impairs such Guarantor's subrogation or reimbursement rights as against any Borrower or the property which is the subject of the Loan Agreement, including the stay, tolling, or expiration of any statute of limitations; (G) any action or inaction by Lender or the failure to pursue any remedy in Lender's power that would lighten such Guarantor's burden; or (H) any changes in any Borrower's financial condition or any Borrower's incurring obligations under the Loan Agreement that it is unable to pay.

      3. Subordination. Any and all present and future debts and obligations of any Borrower to any Guarantor are hereby postponed in favor of, and are subordinated in right and time of payment to the full and final payment in cash of all Guaranteed Obligations and obligations hereunder. Lender may apply any payments from any Borrower or proceeds of collateral or proceeds of other property to any obligations that any Borrower owes to Lender, whether under the Loan Agreement, or under any other rental, lease, loan, or financial agreement, in whatever amount and order of priority as Lender, in its sole discretion, may elect, subject to the terms of Lender's agreements with Borrowers. Each


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

Guarantor waives any right to require Lender to apply payments from any Borrower or proceeds of collateral granted by any Borrower to the obligations guaranteed by any Guarantor.

      4. Demand for Payment. Each Guarantor shall pay all amounts due to Lender hereunder within ten (10) days after written demand therefor in accordance with the following sentence. Demand may be made by Lender, in its sole discretion, for: (a) the full amount of the Guaranteed Obligations or any unperformed balance thereof, if an Event of Default under the Loan Agreement or the Security Agreement executed by Guarantors concurrently herewith has occurred and has not been cured within any applicable cure period; or (b) the amount of the Guaranteed Obligations due but unpaid at the time of demand, reserving all of Lender's rights thereafter to collect from Borrowers or Guarantors any other obligations under the Loan Agreement and exercise all remedies for the whole amount of the obligations under the Loan Agreement.

      5. Termination. Upon the date on which Borrowers have indefeasibly repaid in full and completely discharged all of their obligations to Lender under the Loan Agreement, and Borrowers have no further obligations under the Loan Agreement, this Guaranty shall terminate.

      6. Reinstatement. If any payment by any Borrower or any Guarantor to or for the benefit of Lender is avoided or recovered under any law respecting fraudulent transfers, preferences or other avoiding powers or laws respecting creditors' remedies, then this Guaranty shall be deemed to be revived and fully enforceable until the full, final and indefeasible payment to Lender in cash of all Guaranteed Obligations and all obligations under this Guaranty.

      7. Independent Investigation. Each Guarantor shall undertake to keep itself informed of Borrowers' financial condition, and Lender shall have no obligation to inform any Guarantor of Borrowers' financial condition. Each Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and in no part upon any representation or statement of Lender with respect thereto. Each Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any information concerning Borrowers' financial condition as such Guarantor may deem material to such Guarantor's obligations under this Guaranty. No Guarantor is relying upon or expecting Lender to furnish to any Guarantor, any information in Lender's possession concerning Borrowers' financial condition or business operations.

      8. Indulgences Not Waivers. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to any estoppel, nor be construed as an agreement to modify the terms of this Guaranty, nor shall any single or partial exercise by Lender of any right, remedy, power or privilege preclude any other or further exercise by Lender of the same or of any other right, remedy, power, or privilege; nor shall any waiver by Lender of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.


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

      9. Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication that is required, contemplated, or permitted under this Guaranty or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the first business day after transmission by facsimile (receipt confirmed) or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) the fifth calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

                  If to Lender:             Cedar Boulevard Lease Funding LLC
                                            Jan Haas, Managing Partner
                                            22 South Main St., Suite 1
                                            Topsfield, MA  01983
                                            Fax: (978) 887-0292
                                            Phone: (978) 887-0298

                  with copies to:
                                            Winston & Strawn LLP
                                            Attention: John D. Fredericks, Esq.
                                            101 California Street, 39th Floor
                                            San Francisco, CA 94111
                                            Fax: (415) 591-1400
                                            Phone: (415) 591-1000

                  If to Guarantors:
                                            c/o Voip, Inc.
                                            12330 SW 53rd St., Suite 712
                                            Fort Lauderdale, FL  33330
                                            Fax: (954) 434-2877
                                            Phone: (954) 434-2000

                                            Andrews Kurth LLP
                                            Attn:  Ronald L. Brown
                                            1717 Main St., Suite 3700
                                            Dallas, TX 75201
                                            Fax:  (214) 659-4819
                                            Phone:  (214) 659-4469


or to such other address as each party may designate for itself by like notice.

      10. Governing Law. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE THEREIN AND SHALL BE TREATED IN ALL RESPECTS AS AN ILLINOIS CONTRACT. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE


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

COURTS OF COOK COUNTY, ILLINOIS FOR ANY ACTION, SUIT OR ANY OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND ANY OTHER AGREEMENT OR INSTRUMENT MENTIONED HEREIN OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

      11. Entire Agreement. This Guaranty constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, and the express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. Neither this Guaranty nor any portion or provision hereof may be changed, altered, waived, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement in writing signed by the parties hereto.

      12. Paragraph Headings. The paragraph headings in this Guaranty are for convenience of reference only; they form no part of this Guaranty and shall not affect its interpretation.

      13. Severability. The provisions of this Guaranty are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein.

      14. Successors and Assigns. Lender may assign, or sell participations in, this Guaranty and its right, title and interest in the Guaranteed Obligations, and in any agreements or instruments now or hereafter evidencing or securing any agreements or instruments now or hereafter evidencing or securing any of the Guaranteed Obligations at any time or times without notice to or the consent of any Guarantor. However, Guarantors may rely on Lender continuing to hold this Guaranty and the Guaranteed Obligations and all agreements and instruments evidencing or securing the same until Guarantors have received actual notice from Lender of any such assignment. The rights, remedies, powers, and privileges of Lender hereunder shall inure to the benefit of the successors and assigns of Lender, and the duties and obligations of Guarantors hereunder shall bind the heirs, executors, administrators, successors and assigns of Guarantors.

      15. Mutual Waiver Of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable provincial and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. LENDER AND EACH GUARANTOR SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM ARISING OUT OF THIS GUARANTY (COLLECTIVELY, "CLAIMS") ASSERTED BY ANY GUARANTOR AGAINST LENDER OR ITS ASSIGNEE OR BY LENDER OR ITS ASSIGNEE AGAINST ANY GUARANTOR. This waiver extends to all such Claims, including Claims that involve persons other than Guarantors and Lender.


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

      16. WAIVERS. EACH GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS GUARANTY AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH GUARANTORS. EACH GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      17. Costs and Expenses. Each Guarantor agrees to pay to Lender, on demand, all reasonable out-of-pocket costs and expenses, including attorneys' fees, incurred by Lender in connection with the Guaranteed Obligations, this Guaranty, or any of the other documents, instruments or agreements entered into or delivered in connection herewith, including in connection with respect to (a) exercising any right, power or remedy conferred by this Guaranty, or (b) the enforcement of this Guaranty, whether or not any action is filed in connection therewith, unless such Guarantor is the prevailing party, or (c) any bankruptcy, assignment for benefit of creditors, receivership or other insolvency proceeding involving Guarantor.

      18. Further Assurances. Each Guarantor agrees that it will, at its expense, upon the written request of Lender, from time to time, promptly execute and deliver to Lender any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms.

      19. Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

      20. Taxes and Set off by Guarantor. All payments to be made by any Guarantor hereunder will be made without set off or counterclaim and without deduction for any taxes, levies, duties, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever. If at any time any applicable law, regulation or international agreement requires any Guarantor to make any such deduction or withholding from any such payment, the sum due from such Guarantor with respect to such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Lender receives a net sum equal to the sum which it would have received had no deduction or withholding been required.

                  [Remainder of Page Intentionally Left Blank]


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

      IN WITNESS WHEREOF, Lender and each Guarantor have duly executed and delivered this Guaranty as of the day and year first above written.

         GUARANTORS:        VOIP, INC.


                            Signature:          /s/ Steven Ivester
                                              ---------------------------------
                            Print Name:         Steven Ivester
                                              ---------------------------------
                            Title:              Chief Executive Officer
                                              ---------------------------------



                            EGLOBALPHONE, INC.


                            Signature:          /s/ Steven Ivester
                                              ---------------------------------
                            Print Name:         Steven Ivester
                                              ---------------------------------
                            Title:              Chief Executive Officer
                                              ---------------------------------



                            VOIP SOLUTIONS, INC.


                            Signature:          /s/ Steven Ivester
                                              ---------------------------------
                            Print Name:         Steven Ivester
                                              ---------------------------------
                            Title:              Chief Executive Officer
                                              ---------------------------------



                            DTNET TECHNOLOGIES, INC.


                            Signature:          /s/ Steven Ivester
                                              ---------------------------------
                            Print Name:         Steven Ivester
                                              ---------------------------------
                            Title:              Chief Executive Officer
                                              ---------------------------------



                            VOIP AMERICAS, INC.


                            Signature:          /s/ Steven Ivester
                                              ---------------------------------
                            Print Name:         Steven Ivester
                                              ---------------------------------
                            Title:              Chief Executive Officer
                                              ---------------------------------

         LENDER:            CEDAR BOULEVARD LEASE FUNDING LLC


                            Signature:          /s/ Constantine Dakolias
                                              ---------------------------------
                            Print Name:         Constantine Dakolias
                                              ---------------------------------
                            Title:              Chief Credit Officer
                                              ---------------------------------